U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ________________________

                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934




Date  of  Report  (Date  of  earliest  event  reported):    AUGUST  21,  2001
                                                         --------------------



                                 OUADRACOMM, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


         COLORADO                   0-22678                  84-1193941
         --------                   -------                  ----------
     (State  or  other            (Commission            (I.R.S.  Employer
     Jurisdiction                 File  Number)         Identification  No.)
     of  incorporation)



 8019  NORTH  HIMES  AVENUE,  SUITE  310,  TAMPA,  FLORIDA          33614
 ---------------------------------------------------------       -----------
       (Address  of  principal  executive  offices)              (Zip  Code)




Registrant's  telephone  number,  including  area  code:  (813)  496-9191
                                                          ---------------


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ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

MERGER  AGREEMENT

Pursuant to an Agreement and Plan of Reorganization (the "Agreement"), including amendments thereto, closing on August 21, 2001, RF Scientific, Inc., a private Florida corporation ("RFS"), became a wholly-owned subsidiary of QuadraComm, Inc., a public Colorado corporation ("QuadraComm"). The shareholders of RFS, including the majority shareholders James Abbott and A.J. Miceli, were also parties to the Agreement. At the time of the share exchange, Mr. Abbott and Mr. Miceli together held 85% of the outstanding shares of the common stock of RFS.

The acquisition of RFS by QuadraComm was the culmination of several months of planning, due diligence and the negotiation of terms and conditions. Upon the effective date of the acquisition, August 21, 2001, RFS became a wholly-owned subsidiary of QuadraComm. RFS retained its directors and officers, and Bob Ellis was elected to the board of directors of RFS.

The Agreement was approved by the unanimous consent of the Board of Directors of QuadraComm and RFS. The Agreement was also approved by unanimous consent of the Shareholders RFS. No QuadraComm shareholder vote was required. The acquisition was intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended.

CONSIDERATION

The consideration exchanged pursuant to the acquisition was negotiated between QuadraComm and the shareholders of RFS. In evaluating the transaction, QuadraComm used criteria such as the value of assets, the operations, the reputation, the future opportunities and the quality of management of RFS.

Pursuant to the Agreement, the shareholders of RFS received an aggregate of 13,500,000 shares of QuadraComm common stock, par value $0.001 per share, on a pro rata basis, in exchange for 500,000 shares of RFS. The conversion rate was 27 shares of QuadraComm for one share of RFS. The transaction was closed as a voluntary stock exchange.

The offering of QuadraComm's shares to the shareholders of RFS was conducted pursuant to an exemption from registration, namely Rule 506 of Regulation D and/or Section 4(2) under the Securities Act of 1933, as amended (the "Act"). As a result, the 13,500,000 shares of QuadraComm's common stock held by the former shareholders of RFS are "restricted securities" subject to Rule 144 of the Act.

A copy of the Agreement and Plan of Reorganization and amendments thereto are filed as an exhibits to this Form 8-K and are incorporated by reference herein. The foregoing description is modified by such reference.

DESCRIPTION  OF  THE  BUSINESS  OF  RFS

The acquisition of RFS was a key element of QuadraComm's announced plan during the fourth quarter of the year 2000 to emerge from several years of inactivity by acquiring several identified companies with the objective of creating an international telecommunications systems business. RFS has been in business for approximately 15 years as an accomplished developer, manufacturer and deployer of transportable earth stations and satellite-processed audio/ video broadcast facilities from its headquarters in Orlando, Florida. As a wholly-owned subsidiary of QuadraComm, RFS will continue the expansion of its product offerings into mobile cellular sites mounted on trucks, trailers, and cargo containers for rapid and economic deployment of emergency or surge cell service. One potential market that has shown interest in the mobile cellular sites are domestic and international emergency preparedness agencies. Over the past few years, RFS has focused resources on the large and emerging marketplace in The Peoples Republic of China, having spent over $6 million in equipment, spares and support.

INTELLECTUAL  PROPERTY

No patent or copyright activity is planned or necessary in the RFS line of system development and creation.

EMPLOYEES

RFS currently has approximately twelve permanent and contract employees, and does a considerable, and variable, amount of fabrication, assembly, and integration of equipment on a sub-contract basis.

DESCRIPTION  OF  PROPERTY

RFS currently leases property located at 5644 Commerce Drive, Orlando, Florida 32839 which consists of approximately 17,000 square feet of office and factory space. RFS believes that its present facilities will be suitable for the operation of its business for the foreseeable future. The facilities are adequately insured against perils commonly covered by business insurance policies.

PRESS  RELEASE  ON  EXCHANGE

The period of negotiation with and the final acquisition of RFS were publicly reported by QuadraComm in press releases in July and August, 2001, copies of which are attached hereto as exhibits.


ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA  INFORMATION  AND  EXHIBITS

FINANCIAL  STATEMENTS

The financial statements of RF Scientific, Inc. required by Regulation S-B, Item 310(c) will be filed by amendment shortly.

PRO  FORMA  FINANCIAL  INFORMATION

The pro forma information required by Regulation S-B, Item 310(d), will be filed by amendment shortly.

EXHIBITS

 Exhibit  No.   Description
 ------------   -----------
     2.1        Amendment  No. 3  to  Agreement and Plan of Reorganization dated
                  August  13,  2001

     2.2        Amendment  No.  2  to Agreement and Plan of Reorganization dated
                  August  9,  2001

     2.3        Amendment  No. 1  to  Agreement and Plan of Reorganization dated
                  July  18,  2001

     2.4        Agreement  and  Plan  of  Reorganization dated November 10, 2000

    99.1        News  Release  dated  July  23,  2001

    99.2        News  Release  dated  August  21,  2001



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           QUADRACOMM,  INC.



October  23,  2001                         By:     /s/  Robert  W.  Ellis
------------------                             ---------------------------------
     (Date)                                        Name:  Robert  W.  Ellis
                                                          ----------------------
                                                    Its:  President
                                                          ----------------------

                                  EXHIBIT INDEX


 Exhibit  No.   Description
 ------------   -----------
     2.1        Amendment  No. 3  to  Agreement and Plan of Reorganization dated
                  August  13,  2001

     2.2        Amendment  No.  2  to Agreement and Plan of Reorganization dated
                  August  9,  2001

     2.3        Amendment  No. 1  to  Agreement and Plan of Reorganization dated
                  July  18,  2001

     2.4        Agreement  and  Plan  of  Reorganization dated November 10, 2000

    99.1        News  Release  dated  July  23,  2001

    99.2        News  Release  dated  August  21,  2001



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